UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2018

CEREBAIN BIOTECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54381	26-1974399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Anton Blvd., Suite 1100 Costa Mesa, CA 92626 (Address of principal executive offices) (zip code)

(714) 371-4109 (Registrant’s telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Crown Bridge Partners

On March 2, 2018, we held an initial closing under a Securities Purchase Agreement (the “Crown SPA”) and corresponding Convertible Promissory Note (the “Crown Note”) with Crown Bridge Partners, LLC (“Crown”), dated February 14, 2018. Under the Crown SPA and the Crown Note, Crown agreed to loan us up to One Hundred Thirty Thousand Dollars ($130,000) in tranches. The Crown Note has an original issuance discount of $13,000, meaning the maximum amount we can borrow under the Crown Note is $117,000. The initial tranche on March 2, 2018 was $65,000, with us receiving $58,500 and the remaining $6,500 being retained by Crown as the portion of the prorated original issuance discount. The Crown Note bears interest at Ten Percent (10%) per annum and matures twelve (12) months from the date of each tranche, with the initial tranche of $65,000 maturing on March 2, 2019. Under the terms of the Crown Note, Crown has the right, at any time to convert all or part of the amounts due to it under the Crown Note into shares of our common stock. The conversion price is 55% of the lesser of (a) the lowest traded price or (b) the lowest closing bid price, of our common stock on the twenty-five trading days prior to the conversion date. However, Crown may not convert the amounts due under the Note into shares of our common stock if such conversion would cause it to own more than 4.99% of our then-outstanding common stock, which limitation may be waived by Crown upon 61 days-notice. In the event we default under the terms of the Crown Note, we owe 150% of the principal amount then due under the Note, plus any unpaid interest, immediately. We may prepay the amounts loaned to us under the Crown Note as follows: (i) during the initial 60-day period after each tranche, at 125% multiplied by the amount we are prepaying, (ii) during the 61st through 120 days after each tranche, at 135% multiplied by the amount we are prepaying, and (iii) during the 121st through 180th day after each tranche, at 150% multiplied by the amount we are prepaying. Any prepayments are subject to Crown’s written acceptance of such prepayment. After 180 days from each tranche we cannot prepay that tranche in cash.

As an example, if Crown loans us the entire One Hundred Thirty Thousand Dollars ($130,000), which would be $117,000 to us after the original issue discount, the principal due under the Crown Note would convert into 1,575,758 shares of our common stock calculated from our closing stock price on March 7, 2018 of $0.15 per share. The number of shares of our common stock we may have to issue under the Crown Note depends on a variety of factors, including, but not limited to, our stock price, the amount loaned to us under the Crown Note, and the interest we owe on the outstanding principal. If our stock price decreases, we would have to issue additional shares of our stock to cover any conversions. However, due to the limiter contained in the Crown Note, the Accredited Investor cannot convert into more than 4.99% of our then-outstanding common stock, unless Crown waived such provision with at least 61 days-notice.

In addition to issuing the Crown Note, we agreed to issue Crown a warrant with each funding tranche. Each warrant will be for the purchase an amount of shares of our common stock equal to 75% of the face value of the tranche divided by $0.50. For example, the first tranche of funding is for $65,000, we issued a warrant to purchase 97,500 shares of our common stock at an exercise price of $0.50 per share. The warrant contains a cashless exercise provision. Each warrant expires five years after the date of issuance.

The description of the Crown SPA, the Crown Note, and warrant issued to Crown set forth in this report is qualified in its entirety by reference to the full text of those documents, which are attached hereto as Exhibit 10.1, 10.2 and 10.3.

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Auctus Fund

On March 8, 2018, we closed a Securities Purchase Agreement (the “Auctus SPA”) and corresponding Convertible Promissory Note (the “Auctus Note”) with Auctus Fund, LLC (“Auctus”), dated February 15, 2018. Under the Auctus SPA and the Auctus Note, Auctus agreed to loan us up to One Hundred Ten Thousand Dollars ($110,000). The Auctus Note bears interest at Ten Percent (10%) per annum and matures on November 15, 2018. Under the terms of the Auctus Note, Auctus has the right, at any time to convert all or part of the amounts due to it under the Auctus Note into shares of our common stock. The conversion price is 55% multiplied by the lowest Trading Price during the twenty-five trading days prior to the conversion date. However, Auctus may not convert the amounts due under the Note into shares of our common stock if such conversion would cause it to own more than 4.99% of our then-outstanding common stock, which limitation may be waived by Auctus upon 61 days-notice. In the event we default under the terms of the Auctus Note, we owe 150% of the principal amount then due under the Note, plus any unpaid interest, immediately. We may prepay the amounts loaned to us under the Auctus Note as follows: (i) during the initial 90-day period after the issue date, at 135% multiplied by the amount we are prepaying, and (ii) from the 91st through the 180th day after the issue date, at 150% multiplied by the amount we are prepaying. Any prepayments are subject to Auctus’ written acceptance of such prepayment. After 180 days from the issue date we cannot prepay the Auctus Note.

As an example, with Auctus’ loan of One Hundred Ten Thousand Dollars ($110,000), the principal due under the Auctus Note would convert into 1,333,334 shares of our common stock calculated from our closing stock price on March 7, 2018 of $0.15 per share. The number of shares of our common stock we may have to issue under the Auctus Note depends on a variety of factors, including, but not limited to, our stock price and the interest we owe on the outstanding principal. If our stock price decreases, we would have to issue additional shares of our stock to cover any conversions. However, due to the limiter contained in the Auctus Note, the Accredited Investor cannot convert into more than 4.99% of our then-outstanding common stock, unless Auctus waived such provision with at least 61 days-notice.

In addition to issuing the Auctus Note, we agreed to issue Auctus a warrant to acquire 275,000 shares of our common stock at an exercise price of $0.20 per share. The warrant contains a cashless exercise provision and expires on the fifth anniversary of the warrant.

The description of the Auctus SPA, the Auctus Note, and warrant issued to Auctus set forth in this report is qualified in its entirety by reference to the full text of those documents, which are attached hereto as Exhibit 10.4, 10.5 and 10.6.

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EMA Financial

On March 8, 2018, we closed a Securities Purchase Agreement (the “EMA SPA”) and corresponding Convertible Promissory Note (the “EMA Note”) with EMA Financial, LLC (“EMA”), dated February 12, 2018. Under the EMA SPA and the EMA Note, EMA agreed to loan us up to One Hundred Ten Thousand Dollars ($110,000). The EMA Note has an original issuance discount of $6,600, meaning the amount we received at funding was $103,400. The EMA Note bears interest at Ten Percent (10%) per annum and matures on February 12, 2019. Under the terms of the EMA Note, EMA has the right, at any time to convert all or part of the amounts due to it under the EMA Note into shares of our common stock. The conversion price is 55% multiplied by the lowest Trading Price during the twenty trading days prior to the conversion date. However, EMA may not convert the amounts due under the Note into shares of our common stock if such conversion would cause it to own more than 4.99% of our then-outstanding common stock, which limitation may be waived by EMA upon 61 days-notice. In the event we default under the terms of the EMA Note, we owe 150% of the principal amount then due under the Note, plus any unpaid interest, immediately. We may prepay the amounts loaned to us under the EMA Note as follows: (i) during the initial 90-day period after the issue date, at 135% multiplied by the amount we are prepaying, and (ii) from the 91st through the 180th day after the issue date, at 150% multiplied by the amount we are prepaying. Any prepayments are subject to EMA’s written acceptance of such prepayment. After 180 days from the issue date we cannot prepay the EMA Note.

As an example, with EMA’s loan of One Hundred Ten Thousand Dollars ($110,000), the principal due under the EMA Note would convert into 1,333,334 shares of our common stock calculated from our closing stock price on March 7, 2018 of $0.15 per share. The number of shares of our common stock we may have to issue under the EMA Note depends on a variety of factors, including, but not limited to, our stock price and the interest we owe on the outstanding principal. If our stock price decreases, we would have to issue additional shares of our stock to cover any conversions. However, due to the limiter contained in the EMA Note, the Accredited Investor cannot convert into more than 4.99% of our then-outstanding common stock, unless EMA waived such provision with at least 61 days-notice.

In addition to issuing the EMA Note, we agreed to issue EMA a warrant to acquire 137,500 shares of our common stock at an exercise price of $0.40 per share. The warrant contains a cashless exercise provision and expires on the fifth anniversary of the warrant.

The description of the EMA SPA, the EMA Note, and warrant issued to EMA set forth in this report is qualified in its entirety by reference to the full text of those documents, which are attached hereto as Exhibit 10.7, 10.8 and 10.9.

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Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As detailed in Item 1.01, above, on March 2, 2018, we held an initial closing under the Crown SPA, and issued the Crown Note and the warrant to Crown. Based on the representations of Crown in the Crown SPA, the issuance of the Crown Note and the warrant issued to Crown were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investor was accredited and sophisticated, familiar with our operations, and there was no solicitation.

As detailed in Item 1.01, above, on March 8, 2018, we closed the Auctus SPA, and issued the Auctus Note and the warrant to Auctus. Based on the representations of Auctus in the Auctus SPA, the issuance of the Auctus Note and the warrant issued to Auctus were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investor was accredited and sophisticated, familiar with our operations, and there was no solicitation.

As detailed in Item 1.01, above, on March 8, 2018, we closed the EMA SPA, and issued the EMA Note and the warrant to EMA. Based on the representations of EMA in the EMA SPA, the issuance of the EMA Note and the warrant issued to EMA were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investor was accredited and sophisticated, familiar with our operations, and there was no solicitation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Securities Purchase Agreement between Cerebain Biotech Corp. and Crown Bridge Partners, LLC dated February 14, 2018
10.2	Convertible Promissory Note issued to Crown Bridge Partners, LLC dated February 14, 2018
10.3	Common Stock Purchase Warrant issued to Crown Bridge Partners, LLC dated February 14, 2018
10.4	Securities Purchase Agreement between Cerebain Biotech Corp. and Auctus Fund, LLC dated February 15, 2018
10.5	Convertible Promissory Note issued to Auctus Fund, LLC dated February 15, 2018
10.6	Common Stock Purchase Warrant issued to Auctus Fund, LLC dated February 15, 2018
10.7	Securities Purchase Agreement between Cerebain Biotech Corp. and EMA Financial, LLC dated February 12, 2018
10.8	Convertible Promissory Note issued to EMA Financial, LLC dated February 12, 2018
10.9	Common Stock Purchase Warrant issued to EMA Financial, LLC dated February 12, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cerebain Biotech Corp.
a Nevada corporation

Dated: March 8, 2018	By:	/s/ Eric Clemons
Eric Clemons
	Its:	President

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